INCREMENTAL AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Incremental Amendment No.1 to Credit Agreement (this “Agreement”) dated as of July 2, 2007 is made by and among ReAble Therapeutics Finance LLC (f/k/a Encore Medical Finance, LLC), a Delaware limited liability company having its principal place of business in Austin, Texas (the “Borrower”), ReAble Therapeutics Holdings, LLC (f/k/a Encore Medical Holdings, LLC), a Delaware limited liability company (“Holdings”), Bank of America, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of November 3, 2006 (as heretofore amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower various revolving and term loan facilities, including a letter of credit facility and a swing line facility; and

WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent of its request to incur an Incremental Term Loan in the amount of $55,000,000 (the “Incremental Term Loan”);

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Incremental Term Loan. Pursuant to Section 2.14 of the Credit Agreement, on the date hereof, each Lender and Additional Lender signatory hereto (each individually, an “Incremental Lender”, and, collectively, the “Incremental Lenders”) hereby severally agree to make to the Borrower a single loan in an amount opposite such Incremental Lender’s name on Schedule 1 attached hereto (each such loan, an “Incremental Term Loan”, and, collectively in the aggregate, the “Incremental Term Loan”) upon, and subject to, the following terms and conditions:

(a) The Incremental Term Loan shall be deemed and is hereby made a part of the Term Loan made on the Closing Date (the “Original Term Loan”), and all references to the such Term Loan and each provision of the Credit Agreement applicable to such Term Loan shall apply to and be deemed to include the Incremental Term Loan;

(b) with respect to each Incremental Lender that is an existing Term Lender, the amounts set forth on Schedule 1 shall be added to the amounts set forth on Schedule 2.01(a) of the Credit Agreement opposite such Incremental Lender’s name under the caption “Term Commitment” for purposes of determining such Lender’s Term Commitment.

(c) Repayment of the Incremental Term Loan. The Company shall repay the Incremental Term Loan as a part of the Original Term Loan in the manner and in the amounts consistent with Section 2.07 of the Credit Agreement, beginning with principal payment of the Original Term Loan due on the last Business Day of September, 2007.

2. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) One (1) original counterpart signature page of this Agreement, duly executed by the Administrative Agent, each of Incremental Lenders commiting to the Incremental Loan (which, if any such Incremental Lender is not an existing Lender, shall evidence their joinder as a Lender under the Credit Agreement), Holdings, the Borrower and each Guarantor;

(ii) evidence satisfactory to the Administrative Agent that substantially simultaneously with the effectiveness hereof and the funding of the Incremental Term Loan, the acquisition of all of the assets and certain liabilities of The Saunders Group, Inc. pursuant to the terms of that certain Asset Purchase Agreement between ReAble Therapeutics, Inc., The Saunders Group, Inc., H. Duane Saunders and Robin Saunders Ryan dated June 13, 2007 for an aggregate purchase price not in excess of $40,000,000 (excluding any purchase price adjustment, fees, and expenses) shall have been consummated (the “Acquisition”);

(iii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; which, if any such Lender is not an existing Lender, shall evidence their joinder as a Lender under the Credit Agreement;

(b) No Default shall exist, or would result from the Borrowing of the Incremental Term Loan or from the application of the proceeds thereof, including, without limitation, Holdings and the Borrower shall be in compliance with each provision of Section 7.02(i) of the Credit Agreement with respect to the Acquisition; and

(c) all fees and expenses payable to the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the Incremental Term Loan upon the terms and conditions set forth herein and hereby confirms and ratifies in all respects the Guaranty and each other Loan Document to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty and each such other Loan Document against such Guarantor in accordance with their respective terms.

4. Representations and Warranties. In order to induce the Administrative Agent and the Incremental Lenders to enter into this Agreement, each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the date hereof, except for such representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates;

(b) Since the date of the most recent financial reports of Holdings delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d) This Agreement has been duly authorized, executed and delivered by the Borrower, Holdings and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(e) No Default or Event of Default has occurred and is continuing.

5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.17 of the Credit Agreement.

9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Administrative Agent, the Lenders, Holdings, the Borrower and each of the Guarantors, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.07 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

REABLE THERAPEUTICS FINANCE LLC

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

REABLE THERAPEUTICS HOLDINGS LLC

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

GUARANTORS:

REABLE THERAPEUTICS FINANCE CORP.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

REABLE THERAPEUTICS LLC

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel
ENCORE MEDICAL, L.P.

By: Encore Medical GP, Inc., its general partner

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

ENCORE MEDICAL ASSET CORPORATION

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

ENCORE MEDICAL GP, INC.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

ENCORE MEDICAL PARTNERS, INC.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

EMPI, INC.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

EMPI CORP.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

EMPI SALES LLC

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

COMPEX TECHNOLOGIES LLC

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

EMPICARE, INC.

By: /s/ Harry L. Zimmerman
Harry L. Zimmerman
Executive Vice President – General Counsel

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative

Agent

By:
Name:
Title:

LENDERS:

BANK OF AMERICA, N.A.

By:
Name:
Title: